POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of June, 2006.

/s/ George Brokaw

George Brokaw

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of June, 2006.

/s/ John A. Brussa

John A. Brussa

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of June, 2006.

/s/ Donald R. Getty

Donald R. Getty

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of June, 2006.

/s/ Ronald A. McIntosh

Ronald A. McIntosh

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 10th day of July, 2006.

/s/ Martin P. Gouin

Martin P. Gouin

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of June, 2006.

/s/ John D. Hawkins

John D. Hawkins

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of June, 2006.

/s/ William C. Oehmig

William C. Oehmig

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of June, 2006.

/s/ Richard D. Paterson

Richard D. Paterson

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of June, 2006.

/s/ Allen Sello

Allen Sello

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NACG Holdings Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Vincent J. Gallant and Christopher J. Hayman, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) with applicable Canadian securities regulatory authorities a preliminary prospectus, in each case for the purpose of registering the initial public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of June, 2006.

/s/ K. Rick Turner

K. Rick Turner